                               EXHIBIT INDEX



  Exhibit Number         Description

       99                BankAmerica Corporation
                         press release dated
                         January 18, 1995
                         titled "BankAmerica
                         Fourth Quarter
                         Earnings."


































    4063959

                                                Exhibit 99

  BankAmerica Corporation logo appears here.

  BankAmerica Corporation                             News

                                              For release:




  Contact:      Peter Magnani
                (415) 953-2418


                     BANKAMERICA FOURTH QUARTER EARNINGS

           SAN FRANCISCO, January 18, 1995 -- BankAmerica Corporation today reported earnings per share for 1994 of $5.36, an increase of 12 percent from $4.79 in 1993. Net income for 1994 was $2,176 million, up 11 percent from the amount reported in 1993.

           Included in 1994 annual results were fourth-quarter earnings per share of $1.41, based on quarterly earnings of $591 million. Earnings per share for the fourth quarter of 1993 were $1.21, based on quarterly earnings of $496 million.

             "We are very pleased with our increase in earnings per share and with the overall performance of the corporation in 1994," Richard M. Rosenberg, chairman and chief executive officer, said. "Increasing earnings per share was our most important financial objective for the year. With advances in each quarter of the past year, we achieved that goal.
  Looking ahead, our most important goals are to sustain the momentum we have established and to improve our return on equity.

           "We believe we are well positioned to benefit from an improving California economy and continuing growth in most of our other domestic and offshore markets. The challenge will be to concentrate our resources in areas that have the greatest potential for shareholders by making decisions to increase or reduce investments appropriately."








                              - more -

 Results of Operations
 ---------------------

           Net interest income for the fourth quarter of 1994 was up
  $147 million from the amount reported for the fourth quarter of 1993 and reflected the effects of mergers and acquisitions, as well as continued growth in the loan portfolio. Although the net interest margin for the fourth quarter of 1994 was down 10 basis points from the same period a year ago, the corporation's net interest margin has been relatively constant over the past three quarters. The fourth quarter 1994 net interest margin was 4.53 percent, while the third and second quarter net interest margins amounted to
  4.51 percent and 4.49 percent, respectively.

           The provision for credit losses was $100 million in the fourth quarter of 1994, down $50 million from the amount reported in the same period last year. Net credit losses for the fourth quarter of 1994 totaled $36 million, down $176 million, or 83 percent, from the amount reported in the same period last year. This decrease was partially due to recoveries on foreign loans in Poland and Ecuador.

           Noninterest income for the fourth quarter of 1994 decreased $68 million from the amount reported in the same period last year. This decrease was primarily due to declines in trading income, reduced income from assets pending disposition, and lower net gains on sales of loans. These declines were partially offset by an increase in total fees and commissions resulting primarily from the corporation's expanded midwestern corporate banking business.

           Noninterest expense for the fourth quarter of 1994, which includes the expanded operations from mergers and acquisitions that closed in 1994, remained essentially unchanged from the amount reported in the comparable period of 1993.

  Balance Sheet Analysis
  ----------------------

           Total loans at December 31, 1994 were up $2.2 billion from the previous quarter. This portfolio growth reflected the corporation's continued efforts to expand and diversify the loan portfolio. Total nonaccrual assets at December 31, 1994 remained essentially unchanged from the previous quarter.






                    (end of text, tables follow)

          BankAmerica Corporation and Subsidiaries
                       Financial Highlights

  BankAmerica Corporation's financial information set forth in the following tables reflects the effects of the merger with Continental Bank Corporation (Continental) subsequent to its consummation on August 31, 1994.

  The corporation adopted Statement of Financial Accounting Standards
  (SFAS) No. 115, "Accounting for Certain Investments in Debt and
  Equity Securities," effective January 1, 1994. At that time, certain held-to-maturity securities were transferred to available-for-sale securities. In addition, certain debt-restructuring par bonds and other instruments issued by foreign governments were reclassified from loans to the securities portfolios.

  The corporation also adopted Financial Accounting Standards Board Interpretation No. 39 (FIN 39), "Offsetting of Amounts Related to Certain Contracts," effective January 1, 1994. To the extent allowed by FIN 39, the corporation nets unrealized gains and losses on certain off-balance-sheet instruments.

  Since SFAS No. 115 does not allow retroactive application and the corporation has elected not to restate prior periods under FIN 39, prior period amounts have not been restated.

 ====================================================================

                                  Table 1
                            Summary of Results

                                            Fourth      Third     Fourth
     (dollar amounts in millions,          Quarter    Quarter    Quarter
     except per share data)                   1994       1994       1993
                                           -------    -------    -------
  1  Net income                             $  591     $  547     $  496
  2  Earnings per common and common
       equivalent share                       1.41       1.36       1.21
  3  Earnings per common share --
       assuming full dilution                 1.40       1.35       1.21
                                                              Year Ended
                                                             December 31
                                                       -----------------
                                                         1994       1993
                                                       ------     ------
  4  Net income                                        $2,176     $1,954
  5  Earnings per common and common
       equivalent share                                  5.36       4.79
  6  Earnings per common share --
       assuming full dilution                            5.33       4.76

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                  Table 2
                             Statistical Data

                                          Fourth      Third      Fourth
                                         Quarter    Quarter     Quarter
                                            1994       1994        1993
                                         -------    -------      -------
     Rate of return (based
       on net income) on:
  1    Average total assets                 1.09%      1.07%        1.06%
  2    Average common stockholders'
         equity                            13.24      13.12        12.48
  3  Net interest margin/a/                 4.53       4.51         4.63
  4  Full-time-equivalent staff
       at period end (in thousands)         82.1       81.9         79.2
  5  Employees at period
       end (in thousands)                   98.6       98.6         96.4
                                                              Year Ended
                                                             December 31
                                                      ------------------
                                                        1994        1993
                                                      ------      ------
     Rate of return (based
       on net income) on:
  6    Average total assets                            1.08%        1.05%
  7    Average common stockholders'
         equity                                       13.20        12.88
  8  Net interest margin/a/                            4.50         4.69

  ----------------------------------------------------------------------
  /a/ The net interest margin is computed on a taxable-equivalent basis.
      The taxable-equivalent basis adjustments to net interest income were $7 million, $6 million, and $6 million for the fourth quarter of 1994, the third quarter of 1994, and the fourth quarter of 1993, respectively, and $24 million and $22 million for the years ended December 31, 1994 and 1993, respectively.

  ======================================================================

                               Table 3
                          Credit Quality Ratios

                                          Dec. 31   Sept. 30     Dec. 31
                                             1994       1994        1993
                                          -------   --------     -------
   1   Allowance for credit losses to
         total loans                         2.62%      2.61%      2.77%
   2   Allowance for credit losses to
         total nonaccrual assets           177.45     173.96     121.57
   3   Annualized ratio of net credit
         losses to average total loan
         outstandings for the quarter
         ended                               0.10       0.32       0.67
   4   Annualized ratio of net credit
         losses to average total loan
         outstandings for the year-to-
         date period ended                   0.37       0.46       0.89

                BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                 Table 4
                                 Capital

                                           Dec. 31    Sept. 30     Dec. 31
                                              1994        1994        1993
                                          --------   ---------    --------

  1  Total risk-based capital ratio/a/       11.70%/b/   11.54%      11.93%
  2  Tier 1 risk-based capital ratio/a/       7.30/b/     7.18        7.53
  3  Tier 1 leverage ratio/a/                 6.73/b/     6.59/c/     6.58
  4  Common stockholders' equity to
       total assets                           7.34        7.26        7.58
  5  Total stockholders' equity to
       total assets                           8.77        8.83        9.17
  6  Total risk-based capital/a/
       (in millions)                      $ 21,941/b/ $ 21,576    $ 18,842
  7  Risk weighted assets (in millions)    186,803/b/  186,958     157,890
  8  Tier 1 risk-based capital/a/
       (in millions)                        13,658/b/   13,430      11,896

 --------------------------------------------------------------------------
 /a/   The Federal Reserve has issued final capital regulations on the adoption of SFAS No. 109, which will become effective
       April 1, 1995. These ratios reflect the new regulations.
 /b/   Estimated.
 /c/ The leverage ratio is based on period-end total assets rather than average total assets since, due to the Continental merger, this ratio is more indicative of future leverage ratios. The ratio using Tier 1 capital based on average total assets was 6.96% at September 30, 1994.

   =======================================================================

                                  Table 5
                      Common and Preferred Stock Data

                                            Dec. 31   Sept. 30    Dec. 31
                                               1994       1994       1993
                                          ---------  ---------  ---------

   1  Book value per common share            $42.63     $42.02     $39.58
   2  Closing price per common share          39.50      44.13      46.38
      Cash dividend per common share:
   3    Quarter-to-date                        0.40       0.40       0.35
   4    Year-to-date                           1.60       1.20       1.40
      Common stock cash dividends
        (in millions):
   5    Quarter-to-date                         149        140        125
   6    Year-to-date                            571        422        497
      Preferred stock cash dividends
        (in millions):
   7    Quarter-to-date                          67         60         60
   8    Year-to-date                            248        181        241
   9  Number of common shares outstanding
        (in thousands):                     371,182    370,206    357,912
      Average number of common and common
         equivalent shares outstanding
         (in thousands):
  10     Quarter-to-date                    373,922    357,962    359,547
  11     Year-to-date                       359,793    355,084    357,680

                 BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                   Table 6
                 Selected Average Balance Sheet Components

                                            Fourth      Third     Fourth
                                           Quarter    Quarter    Quarter
      (in millions)                           1994       1994       1993
                                          --------   --------   --------

   1  Loans                               $138,576   $129,499   $125,231
   2  Earning assets                       177,819    168,759    161,133
   3  Total assets                         214,649    203,232    186,706
   4  Deposits                             153,121    145,942    140,967
   5  Common stockholders' equity           15,702     14,719     13,874
   6  Total stockholders' equity            18,982     17,827     16,852

  =======================================================================

                                    Table 7
                                Business Sectors

                                            Year Ended December 31, 1994/a/
                                  --------------------------------------
      (dollar amounts in billions,           Average    Average   Return
      except for net income which     Net      Total      Total       on
      is in millions)              Income     Assets   Deposits   Assets
                                  -------    -------   --------   ------

   1  Consumer banking             $  898      $ 65       $ 77      1.38%
   2  U.S. Corporate and
        foreign banking               644        68         26      0.95
   3  Commercial real estate          328        10          2      3.47
   4  Middle market banking           232        14          7      1.66
   5  Non-California banks/b/          52        24         23      0.21
   6  Private banking, investment
        management, and personal
        trust                           2         3          5      0.06
   7  Other                            20        18          5      0.11
                                   ------      ----       ----
                                   $2,176      $202       $145      1.08%
                                   ======      ====       ====

  -----------------------------------------------------------------------
  /a/ Amounts are preliminary and reflect the corporation's business-sector allocation methodologies at December 31, 1994.
  /b/ Excluding Seafirst Corporation and Bank of America Illinois, which are reflected within the applicable business sectors.

                   BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                  Table 8
                             Loan Outstandings

                                           Dec. 31   Sept. 30     Dec. 31
      (in millions)                           1994       1994        1993
                                          --------  ---------    --------
    Domestic
    Consumer:
  1   Residential first mortgages         $ 33,818   $ 33,033    $ 30,483
  2   Installment/a/                        17,432     16,890      15,332
  3   Individual lines of credit/a/          8,427      8,367       8,486
  4   Credit card                            8,020      7,420       7,474
  5   Other/a/                                 467        539         274
                                          --------    -------     -------
  6     Total consumer                      68,164     66,249      62,049

    Commercial:
  7   Commercial and industrial             28,814     29,021      20,486
  8   Loans secured by real estate          10,277      9,823       9,251
  9   Construction and development
        loans secured by real estate         3,616      3,929       4,418
 10   Financial institutions                 2,872      2,601       2,170
 11   Agricultural                           1,840      1,721       1,679
 12   Lease financing                        1,814      1,694       1,715
 13   Loans for purchasing or carrying
        securities                           1,529      1,495       3,090
 14   Other                                  1,623      1,642       1,478
                                          --------   --------    --------
 15     Total commercial                    52,385     51,926      44,287
                                          --------   --------    --------
 16       Total domestic loans             120,549    118,175     106,336

    Foreign
 17 Commercial and industrial               13,496     13,331      11,448
 18 Banks and other financial
      institutions                           2,516      2,629       2,279
 19 Governments and official
      institutions                             896      1,220       3,429
 20 Other                                    3,455      3,336       3,064
                                          --------   --------    --------
 21   Total foreign loans                   20,363     20,516      20,220
                                          --------   --------    --------
 22     Total Loans                       $140,912   $138,691    $126,556
                                          ========   ========    ========

  -----------------------------------------------------------------------
  /a/ Installment loans, individual lines of credit, and other consumer loans included the following aggregate amounts that were collateralized by junior mortgages on residential real estate:$13,589 million at December 31, 1994, $13,658 million at September 30, 1994, and $12,847 million at December 31,
         1993.

                BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                  Table 9
                       Selected Credit Quality Data

                                          Dec. 31     Sept. 30      Dec. 31
     (in millions)                           1994         1994         1993
                                         --------     --------     --------
     Nonaccrual Assets:
  1   Construction and development
        loans secured by real estate       $  647       $  672       $1,037
  2   Commercial and industrial               489          427          588
  3   Commercial loans secured by real
        estate                                347          412          570
  4   Consumer                                382          408          459
  5   Foreign, excluding restructuring
        country related                       124          145          197
                                           ------       ------       ------
  6       Total                             1,989        2,064        2,851
  7   Restructuring country related            91           20           35
                                           ------       ------       ------

  8         Total Nonaccrual Assets        $2,080       $2,084       $2,886
                                           ======       ======       ======
  9  Restructured loans                    $   97       $  130       $  134
 10  Loans past due 90 days or more
       and still accruing interest/a/         436          420          578
 11  Other real estate owned                  555          570          517

  --------------------------------------------------------------------------
  /a/ Includes consumer loans of $292 million, $238 million, and $328 million at December 31, 1994, September 30, 1994, and
      December 31, 1993, respectively.

  ==========================================================================

                                 Table 10
                  Analysis of Change in Nonaccrual Assets

                                    Fourth     Third     Second     First
                                   Quarter   Quarter    Quarter   Quarter
     (in millions)                    1994      1994       1994      1994
                                   -------   -------    -------   -------
  1  Balance, beginning
       of period                    $2,084    $2,222     $2,498    $2,886

     Additions:
  2    Loans placed on
         nonaccrual status             362       200        269       227
  3    Acquired in the
         Continental merger              -       245          -         -

     Deductions:
  4    Sales                            (9)     (167)        (4)       (30)
  5    Restored to accrual
         status                       (107)     (145)      (169)      (195)
  6    Foreclosures                    (32)      (19)       (32)       (72)
  7    Charge-offs                     (19)      (47)       (37)       (40)
  8    Other, primarily
         payments                     (199)     (205)      (303)      (278)
                                    ------    ------     ------     ------
  9      Balance, End
           of Period                $2,080    $2,084     $2,222     $2,498
                                    ======    ======     ======     ======

               BankAmerica Corporation and Subsidiaries
                          Financial Highlights


                                Table 11
                       Net Credit Losses (Recoveries)

                                              Fourth      Third     Fourth
                                             Quarter    Quarter    Quarter
     (in millions)                              1994       1994       1993
                                             -------    -------    -------

     Domestic consumer:
  1    Residential first mortgages              $ 12       $ 13       $ 10
  2    Credit card                                79         74         95
  3    Other consumer                             52         43         67
     Domestic commercial:
  4    Commercial and industrial                 (10)       (25)         9
  5    Loans secured by real estate               (1)         3          7
  6    Construction and development
         loans secured by real estate             (9)        20         20
  7    Financial institutions, agricultural,
         lease financing, loans for
         purchasing or carrying securities,
         and other commercial                     (6)        (5)         -
                                                ----       ----       ----
  8      Total domestic                          117        123        208
  9  Foreign                                     (81)       (17)         4
                                                ----       ----       ----
 10        Total Net Credit Losses              $ 36       $106       $212
                                                ====       ====       ====

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                              Fourth     Third     Fourth
                                             Quarter   Quarter    Quarter
     (in millions)                              1994      1994       1993
                                             -------   -------    -------
      Interest Income
  1   Loans, including fees                   $2,796    $2,510     $2,329
  2   Interest-bearing deposits in banks         108        87         54
  3   Federal funds sold                          11        16          6
  4   Securities purchased under
        resale agreements                        106        84         54
  5   Trading account assets                     124       116        102
  6   Available-for-sale and held-to-
        maturity securities                      334       340        331
                                              ------    ------     ------
  7       Total interest income                3,479     3,153      2,876

      Interest Expense
  8   Deposits                                 1,019       868        715
  9   Federal funds purchased                     15         6          4
 10   Securities sold under repurchase
        agreements                                93        82         46
 11   Other short-term borrowings                 84        71         56
 12   Long-term debt                             245       211        177
 13   Subordinated capital notes                  11        11         13
                                              ------    ------     ------
 14       Total interest expense               1,467     1,249      1,011
                                              ------    ------     ------
 15       Net interest income                  2,012     1,904      1,865
 16   Provision for credit losses                100       110        150
                                              ------    ------     ------
 17       Net interest income after
            provision for credit losses        1,912     1,794      1,715

      Noninterest Income
 18   Deposit account fees                       316       301        302
 19   Credit card fees                            90        86         95
 20   Trust fees                                  83        69         72
 21   Other fees and commissions                 304       279        268
 22   Net trading account related                 11        57         46
 23   Foreign exchange trading related            43        63         55
 24   Net gain (loss) on available-for-sale
       securities                                 (1)       (2)        16
 25   Net gain on sales of assets                 28        33         45
 26   Venture capital activities                  40        33         53
 27   Other income                               137       156        167
                                              ------    ------     ------
 28       Total noninterest income             1,051     1,075      1,119

      Noninterest Expense
 29   Salaries                                   785       741        729
 30   Employee benefits                          179       186        138
 31   Occupancy                                  187       171        182
 32   Equipment                                  160       145        174
 33   Amortization of intangibles                107       100        115
 34   Communications                              86        79         81
 35   Regulatory fees and related expenses        76        72         74
 36   Professional services                       60        54         73
 37   Other expense                              329       390        408
                                              ------    ------     ------
 38       Total noninterest expense            1,969     1,938      1,974
                                              ------    ------     ------
 39          Income before income taxes          994       931        860
 40   Provision for income taxes                 403       384        364
                                              ------    ------     ------
 41          Net Income                       $  591    $  547     $  496
                                              ======    ======     ======

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                                              Year Ended
                                                             December 31
                                                       -----------------
     (in millions)                                        1994      1993
                                                       -------   -------
     Interest Income
  1  Loans, including fees                             $ 9,806   $ 9,463
  2  Interest-bearing deposits in banks                    325       194
  3  Federal funds sold                                     55        35
  4  Securities purchased under
       resale agreements                                   351       174
  5  Trading account assets                                473       372
  6  Available-for-sale and held-to-
       maturity securities                               1,374     1,389
                                                       -------   -------
  7      Total interest income                          12,384    11,627

     Interest Expense
  8  Deposits                                            3,337     2,971
  9  Federal funds purchased                                27        16
 10  Securities sold under repurchase
       agreements                                          351       158
 11  Other short-term borrowings                           275       201
 12  Long-term debt                                        810       727
 13  Subordinated capital notes                             42       113
                                                        ------    ------
 14      Total interest expense                          4,842     4,186
                                                        ------    ------
 15      Net interest income                             7,542     7,441
 16  Provision for credit losses                           460       803
                                                       -------   -------
 17      Net interest income after
           provision for credit losses                   7,082     6,638

     Noninterest Income
 18  Deposit account fees                                1,201     1,198
 19  Credit card fees                                      343       354
 20  Trust fees                                            285       294
 21  Other fees and commissions                          1,111     1,083
 22  Net trading account related                           120       244
 23  Foreign exchange trading related                      237       325
 24  Net gain on available-for-sale securities              24        61
 25  Net gain on sales of assets                           126       106
 26  Venture capital activities                            136       129
 27  Other income                                          564       479
                                                       -------   -------
 28      Total noninterest income                        4,147     4,273

     Noninterest Expense
 29  Salaries                                            2,936     2,886
 30  Employee benefits                                     703       573
 31  Occupancy                                             690       684
 32  Equipment                                             589       610
 33  Amortization of intangibles                           411       421
 34  Communications                                        323       330
 35  Regulatory fees and related expenses                  290       309
 36  Professional services                                 225       268
 37  Other expense                                       1,345     1,402
                                                       -------   -------
 38      Total noninterest expense                       7,512     7,483
                                                       --------  -------
 39        Income before income taxes                    3,717     3,428
 40  Provision for income taxes                          1,541     1,474
                                                       -------   -------
 41        Net Income                                  $ 2,176   $ 1,954
                                                       =======   =======

                  BankAmerica Corporation and Subsidiaries
                         Consolidated Balance Sheet

                                           Dec. 31    Sept. 30     Dec. 31
     (in millions)                            1994        1994        1993
                                          --------   ---------    --------
     Assets
  1  Cash and due from banks              $ 13,578    $ 12,493    $ 10,482
  2  Interest-bearing deposits in banks      6,371       4,884       2,988
  3  Federal funds sold                        640         570       2,050
  4  Securities purchased under resale
       agreements                            5,259       4,474       3,549
  5  Trading account assets                  6,941       7,103       6,866
  6  Available-for-sale securities           9,849      11,166       3,282
  7  Held-to-maturity securities             8,167       8,700      16,415

  8  Loans                                 140,912     138,691     126,556
  9  Less: Allowance for credit losses       3,690       3,625       3,508
                                          --------    --------    --------
 10     Net loans                          137,222     135,066     123,048
 11  Premises and equipment, net             3,955       3,935       3,631
 12  Customers' acceptance liability         1,069         833         851
 13  Accrued interest receivable             1,449       1,221         982
 14  Goodwill, net                           4,296       4,394       3,973
 15  Identifiable intangibles, net           2,149       2,213       2,191
 16  Unrealized gains on off-balance-
       sheet instruments                     6,267       7,783           -
 17  Other assets                            8,263       9,395       6,625
                                          --------    --------    --------
 18      Total Assets                     $215,475    $214,230    $186,933
                                          ========    ========    ========
     Liabilities & Stockholders' Equity
     Deposits in domestic offices:
 19    Interest-bearing                   $ 90,374    $ 91,872    $ 89,134
 20    Noninterest-bearing                  34,956      33,006      31,578
     Deposits in foreign offices:
 21    Interest-bearing                     27,454      25,981      19,608
 22    Noninterest-bearing                   1,610       1,807       1,298
                                          --------    --------    --------
 23      Total deposits                    154,394     152,666     141,618
 24  Federal funds purchased                 3,283       1,690         220
 25  Securities sold under repurchase
       agreements                            5,505       5,278       4,229
 26  Other short-term borrowings             5,053       5,796       3,523
 27  Acceptances outstanding                 1,069         833         851
 28  Accrued interest payable                  831         719         505
 29  Unrealized losses on off-balance-
       sheet instruments                     6,571       8,007           -
 30  Other liabilities                       4,450       5,202       4,728
 31  Long-term debt                         14,823      14,504      13,508
 32  Subordinated capital notes                605         605         607
                                          --------    --------    --------
 33  Total liabilities                     196,584     195,300     169,789

     Stockholders' Equity
 34  Preferred stock                         3,068       3,368       2,979
 35  Common stock                              581         580         560
 36  Additional paid-in capital              7,743       7,732       7,118
 37  Retained earnings                       7,854       7,480       6,502
 38  Net unrealized losses on available-
       for-sale securities                    (326)       (201)          -
 39  Common stock in treasury, at cost         (29)        (29)        (15)
                                          --------    --------    --------
 40      Total stockholders' equity         18,891      18,930      17,144
                                          --------    --------    --------
 41        Total Liabilities and
             Stockholders' Equity         $215,475    $214,230    $186,933
                                          ========    ========    ========

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